                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 10, 2004


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



                    Illinois                                      36-3873352
----------------------------------------------     ------------------------------------
(State or other Jurisdiction of Incorporation)     (I.R.S. Employer Identification No.)


                               727 North Bank Lane
                           Lake Forest, Illinois 60045
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (847) 615-4096
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 9. REGULATION FD DISCLOSURE

         On May 10, 2004, Wintrust Financial Corporation ("Wintrust") announced that it has signed a definitive agreement to acquire Northview Financial Corporation in a cash and stock merger agreement. A copy of the press release relating to the Company's announcement is attached hereto as Exhibit 99.1, and incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference, in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)




Date: May 10, 2004                           /s/ David L. Stoehr
                                             -----------------------------------
                                             Executive Vice President &
                                             Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
-------

99.1            Press release dated May 10, 2004.